150301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110866232-91
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/08/2011 1:08 PM
	Entity Number C16082-2004

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Infusion Brands International, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series G Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Article 1 shall be amended and restated in its entirety as follows:

1. Designation, Amount, Stated Value and Par Value. The series of preferred stock shall be designated as its Series G Convertible Preferred Stock (the "Series G Preferred Stock") and the number of shares so designated shall be 11,500,000. The par value of each issued share of Series G Preferred Stock shall be $.00001 per share, and the stated value of each issued share of Series G Preferred Stock shall be deemed to be $1.00 (the "Stated Value"). The Series G Preferred Stock shall have a mandatory redemption date of June 30, 2013 (the "Mandatory Redemption Date").

Article 2b.(iii) shall be amended and restated in its entirety as follows:

(Please see attached Exhibit A for continuation of amendment)

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A
TO
AMENDMENT TO CERTIFICATE OF DESIGNATION
FOR
SERIES G CONVERTIBLE PREFERRED STOCK
OF
INFUSION BRANDS INTERNATIONAL, INC.

(iii) **"Special Preferred Distribution"** means, with respect to each share of Series G Preferred Stock, an amount equal to (A) the sum of (1) the product of the Stated Value of such share multiplied by 4.09565218, plus (2) all accrued but unpaid Quarterly Preferred Dividends thereon, less (B) the amount of the Additional Dividend, if any, paid on such share prior to the payment date of the Special Preferred Distribution.